AIG SERIES TRUST
ANCHOR SERIES TRUST
SEASONS SERIES TRUST
SUNAMERICA EQUITY FUNDS
SUNAMERICA FOCUSED SERIES
SUNAMERICA INCOME FUNDS
SUNAMERICA MONEY MARKET FUNDS
SUNAMERICA SENIOR FLOATING RATE FUND
SUNAMERICA SERIES TRUST
VALIC COMPANY I
VALIC COMPANY II
(collectively, the “Funds” and each a “Fund”)
SUPPLEMENT TO THE PROSPECTUS
The “Legal Proceedings” section of each Fund’s Prospectus is deleted in its entirety. In relation to the matter previously disclosed in such section, the matter has been resolved and the Securities and Exchange Commission issued on September 17, 2007 a permanent exemptive order (the “Order”) pursuant to Section 9(c) of the Investment Company Act of 1940, as amended, to American International Group, Inc. (“AIG”) and certain affiliated persons of AIG, including AIG SunAmerica Asset Management Corp., The Variable Annuity Life Insurance Company, American General Distributors, Inc., AIG Global Investment Corp., AIG SunAmerica Capital Services, Inc. and Brazos Capital Management, LP. The Order permits each entity to continue to provide advisory or distribution services to the Funds, as applicable. There has been no adverse impact on the Funds or the Funds’ shareholders.
Date: September 20, 2007